                                                                   EXHIBIT 10.16

                     THIRD AMENDMENT TO REAL ESTATE SALE AND
                               PURCHASE AGREEMENT


         THIS THIRD AMENDMENT TO REAL ESTATE SALE AND PURCHASE AGREEMENT (this "Amendment") is made as of the 24th day of June, 2002, by and between CHARLES
B. HICKS, an individual and resident of the State of Tennessee (hereinafter referred to as the "Seller"), and RONALD A. POTTS, an individual and resident of the State of Florida ("hereinafter referred to as "Purchaser").

                        W I T N E S S E T H  T H A T:
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         WHEREAS, Purchaser and Seller are parties to that certain Real Estate Sale and Purchase Agreement dated April 16, 2002, as amended by that certain Amendment to Purchase and Sale Agreements dated April 16, 2002, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of April 23, 2002 (as amended, the "Agreement"), with respect to certain real property located in McMinn County, Tennessee, as more particularly described in the Agreement; and

         WHEREAS, Purchaser and Seller desire to further modify and amend the Agreement in certain respects;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Sellers hereby agree as follows:

         1. Defined Terms. All terms used in this Amendment with an initial capital letter which are not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         2. Purchase Price. From and after the date hereof, the Agreement is hereby amended by deleting Section 3 in its entirety and inserting the following in lieu thereof: "In consideration for the Property, Purchaser shall pay to Seller the sum of Five Million Four Hundred Thousand and No/100 Dollars ($5,400,000.00) as follows: (a) at Closing, Purchaser shall deliver to Seller a total of Two Million (2,000,000) shares of Oasis Group, Inc. common stock held by Purchaser, which shares shall be subject to the Registration Statement filed by Rainwire Partners, Ltd. on Form S-4 (the "Registration Statement") currently pending with the Securities and Exchange Commission. The shares will also be subject to a lock-up agreement restricting the sale of shares to 200,000 per calendar quarter commencing ninety (90) days after the effective date of the Registration Statement, (b) assume the existing indebtedness in the amount of Six Hundred Thousand and No/100 Dollars ($600,000.00) in favor of and payable to Citizens National Bank of Athens, (c) assume two (2) options of Holiday Group, LLC, with a note payable in the amount of Two Million and No/100 Dollars ($2,000,000.00) to Holiday Group, LLC, and (d) pay the sum of Four Hundred Thousand and No/100 Dollars ($400,000.00) by certified check or by wire transfer of immediately available funds."

         3. Ratification. Except as expressly modified hereby, the Agreement shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

         4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Purchaser and Seller have entered into this Amendment as of the day and year first above written.


                                           PURCHASER:


                                           /s/ Ronald A. Potts           (SEAL)
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                                           RONALD A. POTTS

  Date of Execution:


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                                           SELLER:


                                           /s/ Charles B. Hicks          (SEAL)
                                           ------------------------------
                                           CHARLES B. HICKS

  Date of Execution:


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